UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐    Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

We held our 2017 Annual Meeting of Stockholders on May 24, 2017, at the Hilton Garden Inn Hotel Chicago O’Hare Airport, 2930 South River Road, Des Plaines, Illinois 60018.

At the meeting, stockholders voted on the following matters:

(1)	the election to our Board of Directors (the “Board”) of the 10 nominees for director named in the proxy statement;

(2)	an advisory vote to approve executive compensation (the “say-on-pay” vote);

(3)	an advisory vote to approve the frequency of the advisory vote to approve executive compensation;

(4)	ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017;

(5)	approval of an amendment to the Company’s Employee Stock Purchase Plan increasing the number of shares available for issuance;

(6)	approval of the Stericycle, Inc. 2017 Long-Term Incentive Plan;

(7)	a stockholder proposal entitled “Shareholder Proxy Access Reform”; and

(8)	a stockholder proposal on the vesting of equity awards upon a change in control.

The results of this voting were as follows:

Election of Directors

	For	Against	Abstain	Broker Non-Vote
Mark C. Miller	67,418,290	3,222,663	197,677	5,643,419
Jack W. Schuler	61,307,493	9,340,860	190,277	5,643,419
Charles A. Alutto	70,147,695	501,467	189,468	5,643,419
Brian P. Anderson	67,559,754	3,089,297	189,579	5,643,419
Lynn D. Bleil	66,422,243	4,226,434	189,953	5,643,419
Thomas D. Brown	66,481,756	4,166,341	190,533	5,643,419
Thomas F. Chen	51,085,958	19,561,909	190,763	5,643,419
Robert S. Murley	69,817,853	831,536	189,241	5,643,419
John Patience	47,934,739	22,713,873	190,018	5,643,419
Mike S. Zafirovski	68,934,550	1,712,852	191,228	5,643,419

Approval of Executive Compensation (the “say-on-pay” vote)

For	Against	Abstain	Broker Non-Vote
65,095,709	4,957,813	785,108	5,643,419

Frequency of Vote to Approve Executive Compensation

1 Year	2 Year	3 Year	Abstain
62,589,647	47,465	8,009,441	192,077

Ratification of Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Vote
74,899,193	1,385,283	197,573

Approval of Increasing the Number of Shares Available for Issuance

For	Against	Abstain	Broker Non-Vote
70,248,373	520,526	69,731	5,643,419

Approval of the Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Vote
67,850,394	2,149,146	839,090	5,643,419

Stockholder Proposal Entitled “Shareholder Proxy Access”

For	Against	Abstain	Broker Non-Vote
20,516,014	49,975,518	347,098	5,643,419

Stockholder Proposal on Vesting of Equity Awards Upon a Change in Control

For	Against	Abstain	Broker Non-Vote
34,461,966	36,049,279	327,385	5,643,419

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 30, 2017	Stericycle, Inc.

By:	/s/ Daniel V. Ginnetti

Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer